Subsequent events	3 Months Ended
Mar. 31, 2018
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On May 10, 2018, the Company entered into a $215 million revolving credit facility (“the “New Revolving Credit Facility”) with Royal Bank of Canada, as administrative agent and Royal Bank of Canada and Canadian Imperial Bank of Commerce, as issuers. The Company has the option to increase the amount of the Revolving Credit Facility by up to $85 million to $300 million, subject to certain conditions being met. The maturity of the New Revolving Credit Facility is December 2021.

On May 11, 2018, the Board of Directors of the Company approved a dividend of $0.32 per share, which is expected to be paid on or about June 15, 2018.